Exhibit 10.8

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of May 29, 2015 (as amended, restated, supplemented and otherwise modified from time to time, the “Agreement”), is by and among:

(1) NATIONS EQUIPMENT FINANCE, LLC (“NEF”) as administrative agent and collateral agent (in such capacity, the “Agent ”) with respect to the Loan;

(2)  NATIONS FUND I, LLC (“Lender”), as Lender with respect to the Loan; and

(3) Sterling Construction Company, Inc., a Delaware corporation (“SCC”), Texas Sterling Construction Co., a Delaware corporation (“TSCC”), Road and Highway Builders of California, Inc., a California corporation (“RHB CA”), Ralph L. Wadsworth Construction Company, LLC, a Utah limited liability company (“RWC”), J. Banicki Construction, Inc., an Arizona corporation (“JBC”), and Ralph L. Wadsworth Construction Co. L.P., a California limited partnership (“RWC LP”) (SCC, TSCC, RHB CA, RWC, JBC, and RWC LP, collectively, the “Borrower”).

RECITALS

A. Fund I has made loans (collectively, the “Loan” or “Loans”) to Borrower, under and pursuant to that certain Loan and Security Agreement (as amended,  restated, supplemented and otherwise modified from time to time, the “Loan Agreement”; capitalized terms used in this Agreement and not otherwise defined shall have the same definition as set forth in the Loan Agreement), dated as of May 29, 2015 by and between Fund I, Agent, and Borrower, and evidenced by the Promissory Note. The aggregate principal balance outstanding under the Promissory Note, as of the date of this Agreement is $20,000,000.

B. In order to (i) appoint NEF as the administrative agent and collateral agent with respect to the Loan, and (ii) confirm the respective rights and remedies of the Lenders with respect to the Loans, the parties have agreed to enter into this Agreement;

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Agency; Appointment of Administrative and Collateral Agent; Administration of the Loan; Acknowledgements.

(a) The Lenders hereby appoint Agent (together with any successor Agent pursuant to Section 10 hereof), as their agent to take the following actions: (A) to administer, service and collect on the Loans pursuant to this Agreement for and on behalf of the Lenders as agent hereunder, (B) to execute and deliver the Loan Documents and accept delivery thereof on its behalf from Borrower, (C) to take such action on their behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to any Lender or Agent under the Loan Documents, and (D) to exercise such powers as are incidental thereto.

(b) The Lenders acknowledge that Agent is acting as the agent for all Lenders and not as a Lender or other participant in the Loan.

(c) All direct costs and expenses incurred by Agent in performing services hereunder and under the Loan Documents shall, to the extent not paid by the Borrower under the Loan Documents, be allocated to and paid by Lenders on a pro rata basis. Nothing herein shall be construed to be a waiver (express or implied) by the Agent or Lenders with respect to Borrower’s obligation to pay any such costs and expenses under the Loan Documents.  Agent agrees that all actions taken or to be taken by it with respect to the Loans shall be undertaken in its capacity as agent and not in its individual capacity and Agent further agrees that it will maintain adequate books and records regarding the Loan and Collections with respect thereto necessary to ensure the proper tracing of all proceeds relating thereto and will allocate and apply all Collections with respect to the Loans to each such interest on a pro rata basis (subject in all respects to the express terms of any Lender Assignment).

(d) Without limiting the generality of Section 1(a) above, Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders), and is hereby authorized (A) to act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Loan Documents (including in any bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Lender is hereby authorized to make such payment to Agent, (B) to file and prove claims and file other documents necessary or desirable to allow the claims of the Lenders with respect to any Obligation in any bankruptcy, insolvency or similar proceeding (but not to vote, consent or  otherwise act on behalf of such Person), (C) to act as collateral agent for each Lender  for purposes of the perfection of all Liens created by such agreements and all other purposes stated therein, (D) to manage, supervise and otherwise deal with the Collateral (subject to the provisions of Section 1(e) below), (E) to take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (F) to, except as may be otherwise specified in any Loan Document, and subject to Section 1(e) below, exercise all remedies given to Agent and the Lenders with respect to the Collateral, whether under the Loan Documents, applicable requirements of law or otherwise, (G) to promptly furnish each Lender copies of all financial statements, and any other reports or notices delivered by the Borrower pursuant the Loan Documents, and (H) to execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided, however, that Agent hereby appoints, authorizes and directs each Lender to act as collateral sub-agent for Agent and the Lenders for purposes of the perfection of Liens with respect to any deposit account maintained by Borrower with, and cash and cash equivalents held by, such Lender, and may further authorize and direct the Lenders to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to Agent, and each Lender hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed.

(e) Notwithstanding anything herein to the contrary and without limiting the generality of the foregoing, the Loans shall be managed on a day to day basis by the Agent, but any decision to accelerate the Loan, or otherwise take steps to exercise remedies with respect to the Loans and the Collateral under the Loan Documents (including, without limitation, the exercise of remedies under Section 8 of the Loan Agreement) must be approved in writing by Required Lenders.

(f) Agent shall within one (1) Business Day of receipt of the associated remittance details identify those amounts received by Agent or the Lenders that represent Collections on the Loans and shall categorize all amounts due with respect to the Loan and apply all such Collections based on the waterfall set forth below.  The parties hereto, including the Borrower, hereby agree that all Collections received with respect to the Loans shall, subject to the express terms of the Loan Documents, be categorized and applied as follows:

First, to the payment of all expenses and charges, including the expenses of any sale, lease or other disposition, the expenses of any taking, attorneys’ fees, court costs and any other expenses incurred or advances made by Lender in the protection of its rights or the pursuance of its remedies, and to provide adequate indemnity to Lender against all taxes and Liens which by law have, or may have, priority over the rights of Lender to the monies so received by Lender;

Second, to all past due payments of interest and principal with respect to the Promissory Notes or other obligations comprising the Loans in chronological order beginning with the oldest amounts due;

Third, to the minimum interest and principal payments or other scheduled payments due in the current payment period with respect to the Promissory Notes or other obligation comprising the Loans;

Fourth, to the payment of late fees or expense reimbursements due with respect to the Promissory Notes or other obligations comprising the Loans;

Fifth, as a prepayment of principal with respect to the Revolving Loan Promissory Note; and

Sixth, as a prepayment of principal or other scheduled payments due in future payment periods with respect to the Term Loan Promissory Note.

Once categorized and applied to the Loans in accordance with the foregoing priorities, the Agent shall promptly cause all such Collections to be distributed to the Lenders on a Pro Rata Share basis, subject in all respects to the express  terms of any Lender Assignment. The foregoing provisions  regarding categorization and application shall apply notwithstanding (A) anything to the contrary in the Promissory Notes, (B) the fact that the Lenders may, from time to time each hold separate promissory notes that evidence a portion of the Loans (provided that nothing herein shall require the Agent or any Lender to obtain or require Borrower to execute separate promissory notes) or (C) the fact that pursuant to the express terms of the Loan Documents, the Borrower may have specified a different application for its payments with respect to the Loans.

(g) If the Agent shall determine that any Collections were received by Agent or any Lender that were improperly allocated to a Lender or otherwise paid or deposited for such Person in excess of its allocable Pro Rata Share, including that portion of any Collections which are reversed, returned or otherwise dishonored (each, a “Misdirected Payment”), Agent shall notify the Lenders accordingly and shall make adjustments as necessary to correct for such Misdirected Payments.  Each of the Lenders agrees to return to the other or to the Agent any Misdirected Payment allocated and paid to it upon receipt of evidence from Agent reasonably acceptable to it that demonstrates such amount constituted a Misdirected Payment.

Section 2. Additional Rights and Duties of Agent. Under the Loan Documents, the Agent (i) is acting solely on behalf of the Lenders with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Agent,” the term “agent” and similar terms in any Loan Document to refer to the Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any Loan Document other than as expressly set forth herein or therein or any role as agent, fiduciary or trustee of or for any Lender or any other Person and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender, by accepting the benefits of the Loan Documents, hereby waives and agrees not to assert any claim against Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (i) through (iii) above.

Section 3. Binding Effect. Each Lender, by accepting the benefits of the Loan Documents, agrees that (i) any action taken by Agent or the Required Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by Agent in reliance upon the instructions of Required Lenders (or, where so required, such greater proportion) and (iii) the exercise by Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are incidental thereto, shall be authorized and binding upon all of the Lenders.

Section 4. Use of Discretion.

(a) Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the Loan Documents that Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided, that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable requirement of law.

(b) Agent shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or its Affiliates that is communicated to or obtained by Agent or any of its Affiliates in any capacity.

(c) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies under the Loan Documents against the Borrower shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Agent for the benefit of all the Lenders; provided that the foregoing shall not prohibit (A) Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as an Agent) hereunder and under the other Loan Documents, or (B) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower under any bankruptcy or other debtor relief law.

Section 5. Delegation of Rights and Duties. Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document, including the delivery of possession of any Loan Document, by, through or to any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Lender). Any such Person shall benefit from the provisions of this Agreement to the extent provided by such delegating Agent.

Section 6. Reliance and Liability.

(a) Agent may, without incurring any liability hereunder, (A) consult with any of its Affiliates and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, the Borrower) and (B) rely and act upon any document and information (including those transmitted by electronic transmission) and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties.

(b) Neither Agent nor its Affiliates shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender hereby waives and shall not assert any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the gross negligence or willful misconduct of Agent or, as the case may be, such Affiliate (each as determined in a final, non-appealable judgment by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, Agent:

i. shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of the Required Lenders or for the actions or omissions of any of its Affiliates;

ii. shall not be responsible to any Lender or other Person for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document;

iii. makes no warranty or representation, and shall not be responsible, to any Lender or other Person for any statement, document, information, representation or warranty made or furnished by or on behalf of Borrower or any Affiliate of Borrower in connection with any Loan Document or any transaction contemplated therein or any other document or information with respect to Borrower, whether or not transmitted or omitted to be transmitted by Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by Agent in connection with the Loan Documents; and

iv. shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the  financial condition of Borrower or as to the existence or continuation or possible occurrence or continuation of any Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from the Borrower, any Lender describing such Default clearly labeled “notice of default” (in which case Agent shall promptly give notice of such receipt to all Lenders);

and, for each of the items set forth in clauses (i) through (iv) above, each Lender hereby waives and agrees not to assert any right, claim or cause of action it might have against Agent based thereon.

(c) Each Lender (A) acknowledges that it has performed and will continue to perform its own diligence and has made and will continue to make its own independent investigation of the operations, financial conditions and affairs of the Borrower, and (B) agrees that is shall not rely on any audit or other report provided by Agent or its Affiliates (an “Agent Report”).  Each Lender further acknowledges that any Agent Report (A) is provided to the Lenders solely as a courtesy, without consideration, and based upon the understanding that such Lender will not rely on such Agent Report, (B) was prepared by Agent or its Affiliates based upon information provided by the Borrower solely for Agent’s own internal use, (C) may not be complete and may not reflect all information and findings obtained by Agent or its Affiliates regarding the operations and condition of the Borrower.  Neither Agent nor any of its Affiliates makes any representations or  warranties of any kind with respect to (w) any existing or proposed financing, (x) the accuracy or completeness of the information contained in any Agent Report or in any related documentation, (y) the scope or adequacy of Agent’s and its Affiliates’ due diligence, or the presence or absence of any errors or omissions contained in any Agent Report or in any related documentation, and (z) any work performed by Agent or such Affiliates in connection with or using any Agent Report or any related documentation.

(d) Neither Agent nor any of its Affiliates shall have any duties or obligations in connection with or as a result of any Lender receiving a copy of any Agent Report. Without limiting the generality of the forgoing, neither Agent nor any of its Affiliates shall have any responsibility for the accuracy or completeness of any Agent Report, or the appropriateness of any Agent Report for any Lender’s purposes, and shall have no duty or responsibility to correct or update any Agent Report or disclose to any Lender any other information not embodied in any Agent Report, including any supplemental information obtained after the date of any Agent Report.  Each Lender releases, and agrees that it will not assert, any claim against Agent or its Affiliates that in any way relates to any Agent Report or arises out of any Lender having access to any Agent Report or any discussion of its contents, and agrees to indemnify and hold harmless the Agent and its Affiliates from all liabilities relating to a breach by any Lender arising out of such Lender’s access to any Agent Report or any discussion of its contents.

Section 7. Agent Individually. Agent and its Affiliates may make loans and other extensions of credit to, engage in any kind of business with, Borrower or its Affiliates thereof as though it were not acting as an Agent and may receive separate fees and other payments therefor. To the extent Agent or any of its Affiliates makes any Loans or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Required Lender”, and any similar terms shall, except where otherwise expressly provided in any Loan Document, include, without limitation, Agent or such Affiliate, as the case may be, in its individual capacity as Lender, or as one of the Required Lenders, respectively.

Section 8. Lender Credit Decision. Each Lender acknowledges that it shall, independently and without reliance upon Agent, any Lender or any of their Affiliates or upon any document (including any offering and disclosure materials in connection with the syndication of the Loans) solely or in part because such document was transmitted by Agent or any of its Affiliates, conduct its own independent investigation of the financial condition and affairs of the Borrower and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate. Except for documents expressly required by any Loan Document to be transmitted by Agent to the Lenders, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any Affiliate of the Borrower that may come in to the possession of Agent or any of its Affiliates.

Section 9. Expenses; Indemnities; Withholding.

(a) Subject in all respects to the express terms of Section 1(c) above, each Lender agrees to reimburse the Agent and its Affiliates (to the extent not reimbursed by Borrower) promptly upon demand, severally and ratably, for any documented costs and expenses (including fees, charges and disbursements of one counsel to the Agent and other advisors, and other taxes paid in the name of, or on behalf of, Borrower) that may be incurred by Agent or any of its Affiliates in connection with the preparation, execution, delivery, administration, modification, consent, waiver or enforcement (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding or otherwise) of, or legal advice in respect of its rights or responsibilities under, any Loan Document.

(b) Each Lender further agrees to indemnify Agent and its Affiliates (to the extent not reimbursed by Borrower), severally and ratably, from and against liabilities (including, to the extent not indemnified pursuant to Section 9(c)), taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to or for the account of any Lender) that may be imposed on, incurred by or asserted against Agent or any of its Affiliates in any matter relating to or arising out of, in connection with or as a result of any Loan Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by Agent or any of its Affiliates under or with respect to any of the foregoing; provided, however, that no Lender shall be liable to Agent or any of its Affiliates to the extent such liability has resulted primarily from the gross negligence or willful misconduct of Agent or, as the case may be, such Affiliate, as determined by a court of competent jurisdiction in a final non-appealable judgment or order.

(c) To the extent required by any applicable law, the Agent may withhold from any payment to any Lender under a Loan Document an amount equal to any applicable withholding tax.  If the Internal Revenue Service or any other Governmental Authority asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate certification form was not delivered, was not properly executed, or fails to establish an exemption from, or reduction of, withholding tax with respect to a particular type of payment, or because such Lender failed to notify Agent or any other Person of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), or Agent reasonably determines that it was required to withhold taxes from a prior payment but failed to do so, such Lender shall promptly indemnify Agent fully for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and together with all expenses incurred by Agent, including legal expenses, allocated internal costs and out-of-pocket expenses.  Agent may offset against any payment to any Lender under a Loan Document, any applicable withholding tax that was required to be withheld from any prior payment to such Lender but which was not so withheld, as well as any other amounts for which Agent is entitled to indemnification from such Lender under this Section 9(c).

Section 10. Resignation of Agent.

(a) Agent may resign at any time by delivering prior written notice of such resignation to the Lenders, effective on the date no earlier than 30 days following the date of such notice. If Agent delivers any such notice, or if Agent ceases, for any reason, to hold its position as agent with respect to the Loan and the Loan Documents, the Required Lenders shall have the right to appoint a successor Agent. If, within such 30 days after the retiring Agent having given notice of resignation, no successor Agent has been appointed by such Required Lenders as set forth in the preceding sentence, then the Required Lenders shall assume and perform all of the duties of such Agent until the Required Lenders have appointed a successor Agent and such successor has accepted such appointment.

(b) Immediately upon the effectiveness of Agent’s resignation pursuant to Section 10(a) above, (A) the retiring Agent shall be discharged from its duties and obligations under the Loan Documents, (B) the Required Lenders shall assume and perform all of the duties of such Agent until a successor Agent shall have accepted a valid appointment hereunder, (C) the retiring Agent and its Affiliates shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring Agent was, or because such Agent had been, validly acting as an Agent under the Loan Documents and (D) the retiring Agent shall take such action as may be reasonably necessary to assign to the successor Agent its rights as an Agent under this Agreement and the Loan Documents.  Effective immediately upon its acceptance of a valid appointment as an Agent, a successor Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Agent under this Agreement and the Loan Documents.

Section 11. Release of Collateral. Each Lender hereby consents to the release and hereby directs the Agent to release any Lien held by Agent for the benefit of the Lenders against (i) any Collateral that is sold, transferred, conveyed or otherwise disposed of by the Borrower in a transaction permitted by the Loan Documents (including pursuant to a waiver or consent), and (ii) all of the Collateral upon payment and satisfaction in full of the Loans and all other Obligations under the Loan Documents.

Section 12. Non-Funding Lenders.

(a) Unless Agent shall have received notice from a Lender prior to the date of any Revolving Loan that such Lender will not make available to Agent such Lender’s Pro Rata Share of such Revolving Loan, Agent may assume that such Lender will make such amount available to it on the date of such Loan in accordance with Section 1.1(b) of the Loan Agreement, and Agent may (but shall not be obligated to), in reliance upon such assumption, make available a corresponding amount for the account of Borrower on such date.  If and to the extent that such Lender shall not have made such amount available to Agent, such Lender and Borrower severally agree to repay to Agent  forthwith on demand such corresponding amount together with interest thereon, for each day from the day such amount is made available to Borrower until the day such amount is repaid to Agent, at a rate per annum equal to the interest rate applicable to the Obligation that would have been created when Agent made available such amount to Borrower had such Lender made a corresponding payment available. If such Lender shall repay such corresponding amount to Agent, the amount so repaid shall constitute such Lender’s portion of such Revolving Loan for purposes of this Agreement.

(b) To the extent that any Lender has failed to fund any Revolving Loan or any other payments required to be made by it under the Loan Documents after any such Loan is required to be made or such payment is due (a “Non-Funding Lender”), Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender’s Pro Rata Share of all Collections. The failure of any Non-Funding Lender to make any Revolving Loan or any payment required by it hereunder shall not relieve any other Lender (each such other Lender, an “Other Lender”) of its obligations to make such Revolving Loan, but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make such Revolving Loan or make any other payment required hereunder.  Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a “Lender” (or be included in the calculation of “Required Lender” hereunder) for any voting or consent rights under or with respect to any Loan Document. At Borrower’s request, Agent or a Person reasonably acceptable to Agent shall have the right with Agent’s consent and in Agent’s sole discretion (but Agent or any such Person shall have no obligation) to purchase from any Non-Funding Lender, and each Lender agrees that if it becomes a Non-Funding Lender it shall, at Agent’s request, sell and assign to Agent or such Person, all of the Commitments and Loans of that Non-Funding Lender for an amount equal to the aggregate outstanding principal balance of the Loans held by such Non-Funding Lender and all accrued interest with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement..

Section 13. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. ANY LITIGATION OR CLAIM BROUGHT BY A PARTY RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE PARTIES HERETO WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY DISPUTE RELATED TO THIS AGREEMENT AND EACH ASSIGNMENT.

Section 14. Reaffirmation. The Borrower hereby (a) agrees that its obligations to the Agents and each of the Lenders as evidenced by or otherwise arising under the Loan Agreement and the other Loan Documents remain in full force and effect and are confirmed and ratified in all respects, (b) confirms that the security interests and liens granted to the Collateral Agent and the Lenders pursuant to the Loan Documents continue to secure the Obligations and that such security interests and liens remain in full force and effect, and (c) acknowledges and agrees that this Agreement is a Loan Document.

Section 15. Additional Lenders. Pursuant to the Loan Agreement and the execution of an Assignment Agreement in the form attached hereto as Exhibit A, or any other form of assignment agreement approved by Agent (any such assignment agreement, an “Assignment”) additional Persons may become Lenders from time to time. Upon execution of an Assignment, such Persons will be deemed a Lender party to this Agreement, subject to all terms, benefits and obligations of this Agreement, and Agent shall update Schedule B to the Loan Agreement and circulate to the parties.

Section 16. Counterparts. This Agreement and each Assignment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and such counterparts together shall constitute one and the same agreement. For the purposes of this Section 16, delivery of an electronic copy of an executed counterpart of or a signed signature page of this Agreement or an Assignment shall be deemed to be a valid execution and delivery of thereof by the party transmitting such electronic copy.

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SIGNATURE PAGE TO ASSIGNMENT AND INTERCREDITOR AGREEMENT

SIGNATURE PAGE TO ASSIGNMENT AND INTERCREDITOR AGREEMENT

SIGNATURE PAGE TO ASSIGNMENT AND INTERCREDITOR AGREEMENT

EXHIBIT A

FORM OF ASSIGNMENT

This  ASSIGNMENT,  dated  as  of  the  Effective  Date,  is  entered  into  between ______________  (the “Assignor”) and __________________ (“the Assignee”).

The parties hereto hereby agree as follows:

Borrower:
Sterling Construction Company, Inc., a Delaware corporation (“SCC”), Texas Sterling Construction Co., a Delaware corporation (“TSCC”), Road and Highway Builders of California, Inc., a California corporation (“RHB CA”), Ralph L. Wadsworth Construction Company, LLC, a Utah limited liability company (“RWC”), J. Banicki Construction, Inc., an Arizona corporation (“JBC”), and Ralph L. Wadsworth Construction Co. L.P., a California limited partnership (“RWC LP”) (SCC, TSCC, RHB CA, RWC, JBC, and RWC LP, collectively, the “Borrower”)

Agent:	Nations Equipment Finance, LLC, as administrative agent and collateral agent (in such capacity and together with its successors and permitted assigns, the “Agent”)

Loan Agreement:
Loan  and  Security  Agreement,  dated  as  of ___________________, 2015, among the Borrower, Agent, and the Lenders party thereto from time to time (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein without definition are used as defined in the Loan Agreement)

Intercreditor Agreement
Intercreditor Agreement, dated as of  ______________, 2015, among Agent, Borrower, Nations Fund I, LLC, and the Lenders party thereto from time to time (as the same may amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”)

Effective Date:	_____________ , ______1

Assigned Interest:

Outstanding principal amount of the Loan held by all Lenders	Aggregate amount of principal amount of the Loan Assigned	Percentage Assigned
$ _____________	$ _____________	__._____%

__________________
1 To be completed by Administrative Agent upon satisfaction of all requirements and consent.

Section 1. Assignment. Assignor hereby sells and  assigns  to  Assignee,  and Assignee hereby purchases and assumes from Assignor, Assignor’s rights and obligations in its capacity as Lender under the Loan Agreement (including liabilities owing to or by Assignor thereunder) and the other Loan Documents, in each case to the extent related to the amounts identified above (the “Assigned Interest”).

Section 2. Representations, Warranties and Covenants of Assignor. Assignor (a) represents and warrants to Assignee and the Agent that (i) it has full power and authority, and has taken all actions necessary for it, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and (ii) it is the legal and beneficial owner of its Assigned Interest and that such Assigned Interest is free and clear of any Lien and other adverse claims and (iii) by executing, signing and delivering this Assignment, the Person signing, executing and delivering this Assignment on behalf of the Assignor is an authorized signatory for the Assignor and is authorized to execute, sign and deliver this Assignement, (b) makes no other representation or warranty and assumes no responsibility, including with respect to any statements, representations and warranties made in or in connection with any Loan Document or any other document or information furnished pursuant thereto, the execution, legality, validity, enforceability or genuineness of any Loan Document or any document or information provided in connection therewith and the existence, nature or value of any Collateral, and (c) assumes no responsibility (and makes no representation or warranty) with respect to the financial condition of the Borrower or the performance or nonperformance by Borrower of any obligation under any Loan Document or any document provided in connection.

Section 3. Representations,  Warranties  and  Covenants  of  Assignee. Assignee (a) represents and warrants to Assignor and the Agent that (i) it has full power and authority, and has taken all actions necessary for Assignee, to execute and deliver this Assignment and to consummate the transactions contemplated hereby, (ii) it is [not] an Affiliate or an Approved Fund of, a Lender and (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest assigned to it hereunder and either Assignee or the Person exercising discretion in making the decision for such assignment is experienced in acquiring assets of such type, (iv) by executing, signing and delivering this Assignment, the Person signing, executing and delivering this Assignment on behalf of the Assignor is an authorized signatory for the Assignor and is authorized to execute, sign and deliver this Assignment (b) appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Loan Documents and the Intercreditor Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (c) shall perform in accordance with their terms all obligations that, by the terms of the Loan Documents and the Intercreditor Agreement, are required to be performed by it as a Lender, (d) confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and shall continue to make its own credit decisions in taking or not taking any action under any Loan Document and the Intercreditor Agreement independently and without reliance upon the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, (e) confirms that it has received, and agrees to bound by the terms and provisions of the Loan Documents and the Intercreditor Agreement, and (f) agrees that it does not have, and that it disclaims, any interest in that portion of Loan (including related Collateral and proceeds thereof), retained by Assignor or held by other Lenders.

Section 4. Determination of Effective  Date.  Following  the  due  execution  and delivery of this Assignment by Assignor and Assignee, this Assignment (including its attachments) will be delivered to the Administrative Agent for its acceptance and consent.  The effective date of this Assignment (the “Effective Date”) shall be the acceptance of this Assignment by the Administrative Agent. The Administrative Agent shall insert the Effective Date when known in the space provided therefor at the beginning of this Assignment.

Section 5. Effect. As of the Effective Date, (a) Assignee shall be a party to the Loan Agreement and the Intercreditor Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender under the Loan Agreement and Intercreditor Agreement and (b) Assignor shall, to the extent provided in this Assignment, relinquish its rights (except those surviving the payment in full of the Obligations) and be released from its obligations under the Loan Documents other than those obligations relating to events and circumstances occurring prior to the Effective Date.

Section 6. Distribution of Payments. On and after the Effective Date, the Agent shall make all payments under the Loan Documents in respect of each Assigned Interest (a) in the case of amounts accrued to but excluding the Effective Date, to Assignor and (b) otherwise, to Assignee.

Section 7. Miscellaneous.  (a) The parties hereto, to the extent permitted by law, waive all right to trial by jury in any action, suit, or proceeding arising out of, in connection with or relating to, this Assignment and any other transaction contemplated hereby. This waiver applies to any action, suit or proceeding whether sounding in tort, contract or otherwise.

(b) On and after the Effective Date, this Assignment shall be binding upon, and inure to the benefit of, the Assignor, Assignee, and the Agent and their successors and assigns.

(c) This Assignment shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York.

(d) This Assignment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e) Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Assignment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Assignment.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NAME OF ASSIGNOR]
as Assignor

By: _________________________
Name:
Title:

[NAME OF ASSIGNEE]
as Assignee

By: _________________________
Name:
Title:

Notice Address:

_______________________________________
_______________________________________
_______________________________________

ACCEPTED and AGREED
this ____ day of _______ ____:

NATIONS EQUIPMENT FINANCE, LLC
as Agent

By: _________________________
Name:
Title: